Exhibit 99.1

FOR IMMEDIATE RELEASE

Norwood Financial Corp announces Fourth Quarter and Full Year 2024 Results

Quarterly Highlights:

•	Net interest margin increased 5 basis points vs. the prior quarter and 11 basis points over the prior year.

•	Loans grew at an 9% annualized rate during the fourth quarter.

•	Completed capital raise that supports our long-term strategy and repositions our investment portfolio to improve our yield on the portfolio.

•	Capital continues to improve due to recent equity offering and lower AOCI adjustment.

Honesdale, Pennsylvania – January 27, 2025 - Norwood Financial Corp (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced results for the three months and fiscal year ended December 31, 2024.

Jim Donnelly, President and Chief Executive Officer of Norwood Financial Corp and Wayne Bank, stated, “During the fourth quarter, we successfully completed a capital raise that enabled us to reposition our investment portfolio for improved yields on the portfolio in future periods. While we incurred a one-time $20 million loss as a result of this repositioning, we believe the portfolio is better positioned for the current and future interest rate environment. Excluding this loss, we performed well during the fourth quarter, delivering higher net interest income year-over-year for both the fourth quarter and the full year. As a result of these actions, we believe the Company is financially stronger and better protected from changes in interest rates and will enhance our future performance.”

Selected Financial Highlights

(dollars in thousands, except per share data)	Three Months Ended				Twelve Months Ended
	December 31, 2024				December 31, 2024
	2024	2023	Change		2024	2023	Change
Net interest income	16,625	15,293	1,332		62,191	62,067	124
Net interest spread (fte)	2.31%	2.23%	8 bps		2.17%	2.47%	(30 bps	)
Net interest margin (fte)	3.04%	2.93%	11 bps		2.91%	3.06%	(15 bps	)
Net income (loss)	(12,651)	355	(13,006)		(160)	16,759	(16,919)
Diluted earnings per share	(1.54)	0.04	(1.41)		(0.02)	2.07	(2.09)
Return on average assets	(2.19%)	0.06%	(225 bps	)	-0.01%	0.79%	(80 bps	)
Return on tangible equity	(30.77%)	1.01%	(3,178 bps	)	(0.10%)	11.66%	(1,167 bps	)

Discussion of financial results for the three months ended December 31, 2024:

•

The Company has a net loss of $12.7 million for the three months ended December 31, 2024. This was $13 million lower than the same period last year due one-time $20 million loss incurred on the sale of securities during December.

•	Net interest income was higher during the fourth quarter of 2024 than 2023 as increases in asset yields outpaced increases in yields on liabilities.

•	Correspondingly, the net interest margin in the fourth quarter was 3.04% in 2024 compared to 2.93% in 2023.

Discussion of financial results for the year ended December 31, 2024:

•

The Company posted a had a net loss of $160 thousand, or -$0.02 per diluted share, for the full-fiscal year ended year December 31, 2024 compared to net income of $16.8 million, or $2.07 per diluted share, for the fiscal year ended December in31. 2023. This loss was primarily due to a one-time $20 million loss incurred on the sale of securities during December 2024.

•	The full-year net interest margin was 2.91% in 2024 versus 3.06% in 2023. Deposit costs were higher in 2024, especially in the earlier part of the year, before the Federal Reserve began to cut rates.

•	Total non-interest expenses for 2024 were $48.6 million compared to $43.5 million in 2023. The increase was generally due to higher compensation and data processing costs.

•	Adjusted net income for the year was lower as higher net interest income and total other income was more than offset by an increase in total other expenses.

•

As of December 31, 2024, total assets were $2.317 billion, compared to $2.201 billion at December 31, 2023. Loans receivable were $1.693 billion, total deposits were $1.859 billion, and stockholders’ equity was $213.5 million.

•	Tangible Common Equity was 8.05% as of December 31, 2024, versus 6.98% at the end of 2023.

The following non-GAAP financial measures exclude the one-time $20.0 million net realized loss incurred in the fourth quarter as a result of the repositioning of our investment portfolio. Please see “Non-GAAP Financial Measures” below for a reconciliation of all non-GAAP financial measures.

(dollars in thousands, except per share data)	Three Months Ended			Twelve Months Ended
	December 31, 2024			December 31, 2024
	2024	2023	Change	2024	2023	Change
Adjusted net income	3,119	355	2,764	15,610	16,759	(1,149)
Adjusted diluted earnings per share	0.38	0.04	0.34	1.93	2.07	(0.14)
Adjusted return on average assets	0.54%	0.06%	48 bps	0.69%	0.79%	(10 bps	)
Adjusted return on tangible equity	7.59%	1.01%	654 bps	9.97%	11.66%	(169 bps	)

Norwood Financial Corp is the parent company of Wayne Bank, which operates from 16 offices throughout Northeastern Pennsylvania and 14 offices in 4 Delaware, Sullivan, Ontario, Otsego and Yates Counties, New York. The Company’s stock trades on the Nasdaq Global Market under the symbol “NWFL”.

Non-GAAP Financial Measures

This release references adjusted net income, adjusted diluted earnings per share, adjusted return on average assets and adjusted return on tangible equity, all of which are non-GAAP (Generally Accepted Accounting Principles) financial measures. Adjusted values were derived by reversing the effect of loss on sale of securities in 2024 along with the attendant tax effect. We believe the presentation of adjusted net income, adjusted diluted earnings per share, adjusted return on average assets and adjusted return on tangible equity ensures comparability of these measures as the portfolio restructuring is not something the Company expects to be a recurring event.

Adjusted Return on Average Assets
(Dollars in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31
	2024	2023	2024	2023
Net (loss) income	$(12,651)	$355	$(160)	$16,759
Average assets	2,299,732	2,166,821	2,250,171	2,128,570
Return on average assets (annualized)	-2.19%	0.06%	-0.01%	0.79%
Net (loss) income	(12,651)	355	(160)	16,759
Net realized losses on sale of securities	19,962	0	19,962	0
Tax effect at 21%	(4,192)	0	(4,192)	0

Adjusted Net Income (Non-GAAP)	3,119	355	15,610	16,759
Average assets	2,299,732	2,166,821	2,250,171	2,128,570
Adjusted return on average assets (annualized)
(Non-GAAP)	0.54%	0.06%	0.69%	0.79%

Adjusted Return on Average Tangible Shareholders’ Equity
(Dollars in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31
	2024	2023	2024	2023
Net (loss) income	$(12,651)	$355	$(160)	$16,759
Average shareholders' equity	192,981	168,317	185,952	173,273
Average intangible assets	29,424	29,495	29,449	29,526

Average tangible shareholders' equity	163,557	138,822	156,503	143,747
Return on average tangible shareholders’ equity (annualized)	-30.77%	1.01%	-0.10%	11.66%
Net (loss) income	(12,651)	355	(160)	16,759
Net realized losses on sale of securities	19,962	0	19,962	0
Tax effect at 21%	(4,192)	0	(4,192)	0

Adjusted Net Income (Non-GAAP)	3,119	355	15,610	16,759
Average tangible shareholders' equity	163,557	138,822	156,503	143,747
Adjusted return on average shareholders’ equity (annualized)
(Non-GAAP)	7.59%	1.01%	9.97%	11.66%

Adjusted Earnings Per Share
(Dollars in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31
	2024	2023	2024	2023
GAAP-Based Earnings Per Share, Basic	$(1.54)	$0.04	$(0.02)	$2.08
GAAP-Based Earnings Per Share, Diluted	$(1.54)	$0.04	$(0.02)	$2.07
Net (Loss) Income	(12,651)	355	(160)	16,759
Net realized losses on sale of securities	19,962	0	19,962	0
Tax effect at 21%	(4,192)	0	(4,192)	0

Adjusted Net Income (Non-GAAP)	3,119	355	15,610	16,759
Adjusted Earnings per Share, Basic (Non-GAAP)	$0.38	$0.04	$1.93	$2.08
Adjusted Earnings per Share, Diluted (Non-GAAP)	$0.38	$0.04	$1.93	$2.07

The following table reconciles average equity to average tangible equity:

Tangible Book Value
(Dollars in thousands)

	December 31,
	2024	2023
Total shareholders' equity	213,508	181,070
Adjustments:
Goodwill	(29,266)	(29,266)
Other intangible assets	(152)	(221)

Tangible common equity (Non-GAAP)	184,090	151,583
Common shares outstanding	9,272,906	8,110,157
Book value per common share	23.02	22.33
Tangible book value per common share (Non-GAAP)	19.85	18.69

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements. When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, “bode”, “future performance” and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected. Those risks and uncertainties include, among other things, changes in federal and state laws, changes in interest rates, our ability to maintain strong credit quality metrics, our ability to have future performance, our ability to control core operating expenses and costs, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contact: John M. McCaffery

Executive Vice President &

Chief Financial Officer

NORWOOD FINANCIAL CORP

272-304-3003

www.waynebank.com

NORWOOD FINANCIAL CORP

Consolidated Balance Sheets

(dollars in thousands, except share and per share data)

(unaudited)

	December 31
	2024	2023
ASSETS
Cash and due from banks	$27,562	$28,533
Interest-bearing deposits with banks	44,777	37,587

Cash and cash equivalents	72,339	66,120
Securities available for sale	397,846	406,259
Loans receivable	1,713,638	1,603,618
Less: Allowance for credit losses	19,843	18,968

Net loans receivable	1,693,795	1,584,650
Regulatory stock, at cost	13,366	7,318
Bank premises and equipment, net	19,657	17,838
Bank owned life insurance	46,657	46,439
Foreclosed real estate owned	—	97
Accrued interest receivable	8,466	8,123
Deferred tax assets, net	17,696	21,353
Goodwill	29,266	29,266
Other intangible assets	152	221
Other assets	18,222	13,395

TOTAL ASSETS	$2,317,462	$2,201,079

LIABILITIES
Deposits:
Non-interest bearing demand	$381,479	$399,545
Interest-bearing	1,477,684	1,395,614

Total deposits	1,859,163	1,795,159
Short-term borrowings	113,069	74,076
Other borrowings	101,793	124,236
Accrued interest payable	12,615	10,510
Other liabilities	17,314	16,028

TOTAL LIABILITIES	2,103,954	2,020,009
STOCKHOLDERS' EQUITY
Preferred Stock, no par value per share, authorized 5,000,000 shares	—	—
Common Stock, $.10 par value per share, authorized: 20,000,000 shares, issued: 2024: 9,487,067 shares, 2023: 8,310,847 shares	949	831
Surplus	98,513	97,700
Retained earnings	152,964	135,284
Treasury stock, at cost: 2024: 214,161 shares, 2023: 200,690 shares	(5,797)	(5,397)
Accumulated other comprehensive loss	(33,121)	(47,348)

TOTAL STOCKHOLDERS' EQUITY	213,508	181,070

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,317,462	$2,201,079

NORWOOD FINANCIAL CORP

Consolidated Statements of Income

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
INTEREST INCOME
Loans receivable, including fees	$26,122	$23,328	$99,388	$85,209
Securities	2,789	2,504	10,424	9,922
Other	574	253	2,768	409

Total Interest income	29,485	26,085	112,580	95,540
INTEREST EXPENSE
Deposits	10,984	8,910	42,334	26,029
Short-term borrowings	348	346	1,363	3,048
Other borrowings	1,528	1,536	6,692	4,396

Total Interest expense	12,860	10,792	50,389	33,473

NET INTEREST INCOME	16,625	15,293	62,191	62,067
PROVISION FOR CREDIT LOSSES	$1,604	$6,116	$2,673	$5,548

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	15,021	9,177	59,518	56,519
OTHER INCOME
Service charges and fees	1,595	1,421	5,959	5,613
Income from fiduciary activities	224	210	943	898
Net realized (losses) gains on sales of securities	(19,962)	—	(19,962)	(209)
Gains on sales of loans, net	50	36	195	63
Gains on sales of foreclosed real estate owned	—	66	32	80
Earnings and proceeds on life insurance policies	275	242	1,056	1,012
Other	159	148	626	667

Total other income	(17,659)	2,123	(11,151)	8,124
OTHER EXPENSES
Salaries and employee benefits	6,690	5,672	25,018	23,565
Occupancy, furniture and equipment	1,291	1,265	5,049	5,083
Data processing and related operations	1,312	877	4,520	3,342
Taxes, other than income	163	77	615	566
Professional fees	504	544	2,173	1,676
FDIC Insurance assessment	335	287	1,344	985
Foreclosed real estate	9	17	54	129
Amortization of intangibles	15	19	69	85
Other	3,100	2,091	9,783	8,066

Total other expenses	13,419	10,849	48,625	43,497
INCOME BEFORE TAX (BENEFIT) EXPENSE	(16,057)	451	(258)	21,146
INCOME TAX (BENEFIT) EXPENSE	(3,406)	96	(98)	4,387

NET (LOSS) INCOME	$(12,651)	$355	$(160)	$16,759

Basic (loss) earnings per share	$(1.54)	$0.04	$(0.02)	$2.08

Diluted (loss) earnings per share	$(1.54)	$0.04	$(0.02)	$2.07

NORWOOD FINANCIAL CORP

Financial Highlights (Unaudited)

(dollars in thousands, except per share data)

For the Three Months Ended December 31	2024	2023
Net interest income	$16,625	$15,293
Net (loss) income	(12,651)	355
Net interest spread (fully taxable equivalent)	2.31%	2.23%
Net interest margin (fully taxable equivalent)	3.04%	2.93%
Return on average assets	-2.19%	0.06%
Return on average equity	-26.08%	0.84%
Return on average tangible equity	-30.77%	1.01%
Basic (loss) earnings per share	$(1.54)	$0.04
Diluted (loss) earnings per share	$(1.54)	$0.04

For the Twelve Months Ended December 31	2024	2023
Net interest income	$62,191	$62,067
Net (loss) income	(160)	16,759
Net interest spread (fully taxable equivalent)	2.17%	2.47%
Net interest margin (fully taxable equivalent)	2.91%	3.06%
Return on average assets	-0.01%	0.79%
Return on average equity	-0.09%	9.67%
Return on average tangible equity	-0.10%	11.66%
Basic (loss) earnings per share	$(0.02)	$2.08
Diluted (loss) earnings per share	$(0.02)	$2.07

As of December 31	2024	2023
Total assets	$2,317,462	$2,201,079
Total loans receivable	1,713,638	1,603,618
Allowance for credit losses	19,843	18,968
Total deposits	1,859,163	1,795,159
Stockholders' equity	213,508	181,070
Trust assets under management	205,097	192,374
Book value per share	$23.02	$22.33
Tangible book value per share	$19.85	$18.69
Equity to total assets	9.21%	8.23%
Allowance to total loans receivable	1.16%	1.18%
Nonperforming loans to total loans	0.46%	0.48%
Nonperforming assets to total assets	0.34%	0.35%

NORWOOD FINANCIAL CORP

Consolidated Balance Sheets (unaudited)

(dollars in thousands)

	December 31 2024	September 30 2024	June 30 2024	March 31 2024	December 31 2023
ASSETS
Cash and due from banks	$27,562	$47,072	$29,903	$19,519	$28,533
Interest-bearing deposits with banks	44,777	35,808	39,492	92,444	37,587

Cash and cash equivalents	72,339	82,880	69,395	111,963	66,120
Securities available for sale	397,846	396,891	397,578	398,374	406,259
Loans receivable	1,713,638	1,675,139	1,641,356	1,621,448	1,603,618
Less: Allowance for credit losses	19,843	18,699	17,807	18,020	18,968

Net loans receivable	1,693,795	1,656,440	1,623,549	1,603,428	1,584,650
Regulatory stock, at cost	13,366	6,329	6,443	6,545	7,318
Bank owned life insurance	46,657	46,382	46,121	45,869	46,439
Bank premises and equipment, net	19,657	18,503	18,264	18,057	17,838
Foreclosed real estate owned	0	0	0	97	97
Goodwill and other intangibles	29,418	29,433	29,449	29,468	29,487
Other assets	44,384	42,893	44,517	46,622	42,871

TOTAL ASSETS	$2,317,462	$2,279,751	$2,235,316	$2,260,423	$2,201,079

LIABILITIES
Deposits:
Non-interest bearing demand	$381,479	$420,967	$391,849	$383,362	$399,545
Interest-bearing deposits	1,477,684	1,434,284	1,419,323	1,455,636	1,395,614

Total deposits	1,859,163	1,855,251	1,811,172	1,838,998	1,795,159
Borrowings	214,862	197,412	210,422	211,234	198,312
Other liabilities	29,929	31,434	31,534	28,978	26,538

TOTAL LIABILITIES	2,103,954	2,084,097	2,053,128	2,079,210	2,020,009
STOCKHOLDERS' EQUITY	213,508	195,654	182,188	181,213	181,070

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,317,462	$2,279,751	$2,235,316	$2,260,423	$2,201,079

NORWOOD FINANCIAL CORP

Consolidated Statements of Income (unaudited)

(dollars in thousands, except per share data)

	December 31	September 30	June 30	March 31	December 31
Three months ended	2024	2024	2024	2024	2023
INTEREST INCOME
Loans receivable, including fees	$26,122	$25,464	$24,121	$23,681	$23,328
Securities	2,789	2,526	2,584	2,526	2,504
Other	574	497	966	731	253

Total interest income	29,485	28,487	27,671	26,938	26,085
INTEREST EXPENSE
Deposits	10,984	10,553	10,687	10,110	8,910
Borrowings	1,876	2,003	2,059	2,118	1,882

Total interest expense	12,860	12,556	12,746	12,228	10,792

NET INTEREST INCOME	16,625	15,931	14,925	14,710	15,293
PROVISION FOR (RELEASE OF) CREDIT LOSSES	1,604	1,345	347	(624)	6,116

NET INTEREST INCOME AFTER (RELEASE OF) PROVISION FOR CREDIT LOSSES	15,021	14,586	14,578	15,334	9,177
OTHER INCOME
Service charges and fees	1,595	1,517	1,504	1,343	1,421
Income from fiduciary activities	224	256	225	238	210
Net realized (losses) gains on sales of securities	(19,962)	—	—	—	—
Gains on sales of loans, net	50	103	36	6	36
Gains on sales of foreclosed real estate owned	—	—	32	—	66
Earnings and proceeds on life insurance policies	275	261	253	268	242
Other	159	158	157	151	148

Total other income	(17,659)	2,295	2,207	2,006	2,123
OTHER EXPENSES
Salaries and employee benefits	6,690	6,239	5,954	6,135	5,672
Occupancy, furniture and equipment, net	1,291	1,269	1,229	1,261	1,265
Foreclosed real estate	9	9	15	21	17
FDIC insurance assessment	335	339	309	361	287
Other	5,094	4,175	3,937	3,954	3,608

Total other expenses	13,419	12,031	11,444	11,732	10,849
INCOME BEFORE TAX (BENEFIT) EXPENSE	(16,057)	4,850	5,341	5,608	451
INCOME TAX (BENEFIT) EXPENSE	(3,406)	1,006	1,128	1,175	96

NET (LOSS) INCOME	$(12,651)	$3,844	$4,213	$4,433	$355

Basic (loss) earnings per share	$(1.54)	$0.48	$0.52	$0.55	$0.04

Diluted (loss) earnings per share	$(1.54)	$0.48	$0.52	$0.55	$0.04

Book Value per share	$23.02	$24.92	$23.26	$23.01	$22.99
Tangible Book Value per share	19.85	21.28	19.62	19.38	19.36
Return on average assets (annualized)	-2.19%	0.68%	0.75%	0.80%	0.06%
Return on average equity (annualized)	-26.08%	8.09%	9.41%	9.79%	0.84%
Return on average tangible equity (annualized)	-30.77%	9.58%	11.26%	11.68%	1.01%
Net interest spread (fte)	2.31%	2.23%	2.06%	2.06%	2.23%
Net interest margin (fte)	3.04%	2.99%	2.80%	2.79%	2.93%
Allowance for credit losses to total loans	1.16%	1.12%	1.08%	1.11%	1.18%
Net charge-offs to average loans (annualized)	0.12%	0.08%	0.13%	0.08%	0.79%
Nonperforming loans to total loans	0.46%	0.47%	0.47%	0.23%	0.48%
Nonperforming assets to total assets	0.34%	0.35%	0.34%	0.17%	0.35%

NORWOOD FINANCIAL CORP

NET INTEREST MARGIN ANALYSIS

(dollars in thousands)

				For the Quarter Ended
	December 31, 2024			September 30, 2024			December 31, 2023
	Average Balance (2)	Interest (1)	Average Rate (3)	Average Balance (2)	Interest (1)	Average Rate (3)	Average Balance (2)	Interest (1)	Average Rate (3)
Assets
Interest-earning assets:
Interest-bearing deposits with banks	$46,629	$574	4.90%	$36,221	$497	5.46%	$18,282	$253	5.49%
Securities available for sale:
Taxable	404,777	2,434	2.39	392,168	2,161	2.19	403,044	2,126	2.09
Tax-exempt (1)	65,628	449	2.72	67,563	461	2.71	70,049	479	2.71

Total securities available for sale (1)	470,405	2,883	2.44	459,731	2,622	2.27	473,093	2,605	2.18
Loans receivable (1) (4) (5)	1,690,650	26,246	6.18	1,651,921	25,575	6.16	1,605,496	23,422	5.79

Total interest-earning assets	2,207,684	29,703	5.35	2,147,873	28,694	5.31	2,096,871	26,280	4.97
Non-interest earning assets:
Cash and due from banks	27,283			28,193			27,791
Allowance for credit losses	(18,741)			(17,944)			(16,728)
Other assets	83,506			78,344			58,231

Total non-interest earning assets	92,048			88,593			69,294

Total Assets	$2,299,732			$2,236,466			$2,166,165

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Interest-bearing demand and money market	$528,330	$3,017	2.27	$461,897	$2,782	2.40	$463,792	$2,059	1.76
Savings	209,362	162	0.31	221,366	13	0.02	226,809	119	0.21
Time	764,819	7,805	4.06	734,235	7,758	4.20	679,587	6,732	3.93

Total interest-bearing deposits	1,502,511	10,984	2.91	1,417,498	10,553	2.96	1,370,188	8,910	2.58
Short-term borrowings	46,267	348	2.99	53,622	323	2.40	59,836	346	2.29
Other borrowings	133,620	1,528	4.55	146,357	1,680	4.57	131,071	1,536	4.65

Total interest-bearing liabilities	1,682,398	12,860	3.04	1,617,477	12,556	3.09	1,561,095	10,792	2.74
Non-interest bearing liabilities:
Demand deposits	394,001			400,314			411,434
Other liabilities	30,352			29,540			25,316

Total non-interest bearing liabilities	424,353			429,854			436,750
Stockholders' equity	192,981			189,135			168,320

Total Liabilities and Stockholders' Equity	$2,299,732			$2,236,466			$2,166,165

Net interest income/spread (tax equivalent basis)		16,843	2.31%		16,138	2.23%		15,488	2.23%

Tax-equivalent basis adjustment		(218)			(207)			(195)

Net interest income		$16,625			$15,931			$15,293

Net interest margin (tax equivalent basis)			3.04%			2.99%			2.93%

(1)	Interest and yields are presented on a tax-equivalent basis using a marginal tax rate of 21%.
(2)	Average balances have been calculated based on daily balances.
(3)	Annualized
(4)	Loan balances include non-accrual loans and are net of unearned income.
(5)	Loan yields include the effect of amortization of deferred fees, net of costs.

	Year to Date
	December 31, 2024			September 30, 2024			December 31, 2023
	Average Balance (2)	Interest (1)	Average Rate (3)	Average Balance (2)	Interest (1)	Average Rate (3)	Average Balance (2)	Interest (1)	Average Rate (3)

Assets
Interest-earning assets:
Interest-bearing deposits with banks	$51,433	$2,768	5.38%	$53,046	$2,194	5.52%	$7,537	$409	5.43%
Securities available for sale:
Taxable	400,050	8,948	2.24	398,462	6,514	2.18	411,633	8,390	2.04
Tax-exempt (1)	68,041	1,868	2.75	68,852	1,419	2.75	70,598	1,940	2.75

Total securities available for sale (1)	468,091	10,816	2.31	467,314	7,933	2.27	482,231	10,330	2.14
Loans receivable (1) (4) (5)	1,646,128	99,815	6.06	1,631,179	73,569	6.02	1,565,665	85,550	5.46

Total interest-earning assets	2,165,652	113,399	5.24	2,151,539	83,696	5.20	2,055,433	96,289	4.68
Non-interest earning assets:
Cash and due from banks	26,629			26,409			26,633
Allowance for credit losses	(18,450)			(18,353)			(18,122)
Other assets	76,340			73,935			64,626

Total non-interest earning assets	84,519			81,991			73,137

Total Assets	$2,250,171			$2,233,530			$2,128,570

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Interest-bearing demand and money market	$476,106	$10,506	2.21	$460,579	$7,489	2.17	$466,329	$5,824	1.25
Savings	220,190	711	0.32	223,825	549	0.33	248,629	378	0.15
Time	744,895	31,117	4.18	738,205	23,311	4.22	610,726	19,827	3.25

Total interest-bearing deposits	1,441,191	42,334	2.94	1,422,609	31,349	2.94	1,325,684	26,029	1.96
Short-term borrowings	54,867	1,363	2.48	57,754	1,015	2.35	93,455	3,048	3.26
Other borrowings	146,195	6,692	4.58	150,418	5,165	4.59	94,931	4,396	4.63

Total interest-bearing liabilities	1,642,253	50,389	3.07	1,630,781	37,529	3.07	1,514,070	33,473	2.21
Non-interest bearing liabilities:
Demand deposits	393,616			391,479			418,631
Other liabilities	28,350			27,677			22,595

Total non-interest bearing liabilities	421,966			419,156			441,226
Stockholders’ equity	185,952			183,593			173,274

Total Liabilities and Stockholders’ Equity	$2,250,171			$2,233,530			$2,128,570

Net interest income/spread (tax equivalent basis)		63,010	2.17%		46,167	2.12%		62,816	2.47%

Tax-equivalent basis adjustment		(819)			(601)			(749)

Net interest income		$62,191			$45,566			$62,067

Net interest margin (tax equivalent basis)			2.91%			2.87%			3.06%

(1)	Interest and yields are presented on a tax-equivalent basis using a marginal tax rate of 21%.
(2)	Average balances have been calculated based on daily balances.
(3)	Annualized
(4)	Loan balances include non-accrual loans and are net of unearned income.
(5)	Loan yields include the effect of amortization of deferred fees, net of costs.